McKee Nelson LLP

One Battery Park Plaza, 34th Floor

New York, NY 10004

917-777-4397

February 16, 2007

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Judiciary Plaza

Washington, D.C. 20549

Re:

Credit Suisse First Boston Mortgage Securities Corp.

Home Equity Asset Trust 2007-1,

Home Equity Pass-Through Certificates, Series 2007-1

Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Credit Suisse First Boston Mortgage Securities Corp. and Home Equity Asset Trust 2007-1 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, February 16, 2007, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4397.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Allison Satin

Allison Satin